Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Tara Gold Resources Corp. (the “Company”) for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeremy J. Schoenfelder, the Principal Executive and Financial Officer of the Company, certifies, pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2015	By:	/s/ Jeremy J. Schoenfelder
Jeremy J. Schoenfelder President and Principal Executive Officer